UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2010

Semi-Annual Repor t

Legg Mason

Western Asset

Variable Strategic

Bond Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Variable Strategic Bond Portfolio

Portfolio objective

The Portfolio seeks to maximize total return, consistent with the preservation of capital.

Portfolio name change

Prior to November 2, 2009, the Portfolio was known as Legg Mason Partners Variable Strategic Bond Portfolio. There was no change in the Portfolio’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset Variable Strategic Bond Portfolio for the six-month reporting period ended June 30, 2010.

Please read on for Portfolio performance information and a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period. Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 30, 2010

Legg Mason Western Asset Variable Strategic Bond Portfolio	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the six months ended June 30, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, caused investor sentiment to turn negative and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the recovery continued during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% during the first quarter of 2010 and an estimated 2.4% during the second quarter. The slower pace of growth in the second quarter was due, in part, to slower consumer spending, which rose an annualized 1.6% during the quarter, versus a 1.9% gain over the first three months of the year.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While June 2010’s PMI reading of 56.2 was lower than May’s reading of 59.7, manufacturing has now expanded eleven consecutive months according to PMI data. The manufacturing sector’s growth remained fairly broad-based with thirteen of the eighteen industries tracked by the Institute for Supply Management expanding during June.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that total, however, were 700,000 temporary government jobs tied to the 2010 Census. In June, 225,000 of these temporary positions were eliminated, offsetting private sector growth and resulting in a net loss of 125,000 jobs for the month. However, the unemployment rate fell to

9.5% in June, versus 9.7% and 9.9% in May and April, respectively.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% and 5.1% in May and June, respectively. In addition, the inventory of unsold homes increased 2.5% to 3.99 million in June. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 1.3% in May. This marked the second straight monthly increase following six consecutive months of declining prices.

Financial market overview

During the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off during the second half of the reporting period, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities.

Given certain pockets of weakness in the economy, including elevated unemployment in the U.S., the Federal Reserve Board (“Fed”)iv remained cautious. At its meeting in June 2010, the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed took several steps in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. However, the Fed left the door open for future stimulus measures if needed. In the minutes of its June meeting that were released on July 14th (after the reporting period ended), the Fed said, “In addition to continuing to develop and test instruments to exit from the period of unusually accommodative monetary policy, the Committee

IV	Legg Mason Western Asset Variable Strategic Bond Portfolio

Investment commentary (cont’d)

would need to consider whether further policy stimulus might become appropriate if the outlook were to worsen appreciably.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the first half of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. However, robust investor appetite was replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June, as investor demand for these securities began to again increase.

Both short- and long-term Treasury yields fluctuated during the period but generally moved lower. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. Two- and ten-year Treasury yields initially rose, reaching as high as 1.18% and 4.01%, respectively, in early April. Yields then largely declined amid the investor “flight to quality.” On June 30, 2010, two- and ten-year Treasury yields reached their lows for the reporting period: 0.61% and 2.97%, respectively. Over the six-month reporting period, the yield curvevii flattened, with longer-term Treasury yields declining more than their shorter-term counterparts. For the six months ended June 30, 2010, the Barclays Capital U.S. Aggregate Indexviii returned 5.33%.

While the high-yield bond market could not escape the negative impact of the investor flight to quality, it still was able to produce strong results during the reporting period. The asset class posted positive returns during each month except for May 2010 when risk aversion reached extremely elevated levels. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexix returned 4.45% for the six months ended June 30, 2010.

Emerging market debt prices rallied over the reporting period, also posting positive returns each month during the period except for May 2010. This impressive performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)x returned 5.37% over the six months ended June 30, 2010.

Performance review

For the six months ended June 30, 2010, Class I shares of Legg Mason Western Asset Variable Strategic Bond Portfolio1 returned 7.99%. The Portfolio’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 5.33% for the same period. The Lipper Variable General Bond Funds Category Average2 returned 4.77% over the same time frame.

Performance Snapshot as of June 30, 2010 (unaudited)
6 months
Legg Mason Western Asset Variable Strategic Bond Portfolio[1]:
Class I	7.99%
Barclays Capital U.S. Aggregate Index	5.33%
Lipper Variable General Bond Funds Category Average	4.77%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yield for the period ended June 30, 2010 for Class I shares was 3.14%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2010, the gross total operating expense ratio for Class I shares was 0.96%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 71 funds in the Portfolio’s Lipper category.

Legg Mason Western Asset Variable Strategic Bond Portfolio	V

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 30, 2010

RISKS: As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[x]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report	1

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of June 30, 2010 and December 31, 2009 and does not include derivatives. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

2	Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2010 and held for the six months ended June 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	7.99%	$1,000.00	$1,079.90	0.89%	$4.59

Hypothetical example for
comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	5.00%	$1,000.00	$1,020.38	0.89%	$4.46

[1]	For the six months ended June 30, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2010

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 34.4%
Consumer Discretionary — 2.0%
Automobiles — 0.1%
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	$160,000	$49,200	(a)
Diversified Consumer Services — 0.1%
Service Corp. International, Senior Notes	7.500%	4/1/27	35,000	31,150
Hotels, Restaurants & Leisure — 0.1%
MGM MIRAGE Inc., Notes	6.750%	9/1/12	80,000	74,800
Station Casinos Inc., Senior Notes	7.750%	8/15/16	15,000	1,022	(a)(b)
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	75,000	937	(a)(b)
Total Hotels, Restaurants & Leisure				76,759
Media — 1.7%
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	10,000	9,350	(c)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	100,000	125,584
Comcast Corp., Notes	6.500%	1/15/15	140,000	160,843
Comcast Corp., Notes	5.875%	2/15/18	10,000	11,144
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	50,000	52,000
DISH DBS Corp., Senior Notes	6.625%	10/1/14	15,000	15,038
DISH DBS Corp., Senior Notes	7.750%	5/31/15	60,000	62,100
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	60,000	76,506
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	240,000	295,632
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	40,000	44,337
Time Warner Inc., Senior Notes	7.625%	4/15/31	70,000	84,446
Total Media				936,980
Multiline Retail — 0.0%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	26,872	27,074	(d)
Total Consumer Discretionary				1,121,163
Consumer Staples — 1.6%
Beverages — 0.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	100,000	107,962
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	40,000	41,902	(c)
Diageo Finance BV	3.250%	1/15/15	70,000	72,074
Total Beverages				221,938
Food & Staples Retailing — 0.5%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	70,000	81,596
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	170,919	189,021
Total Food & Staples Retailing				270,617
Food Products — 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	150,000	161,036
Household Products — 0.2%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	100,000	98,250	(c)
Tobacco — 0.2%
Altria Group Inc., Senior Notes	8.500%	11/10/13	60,000	70,093
Reynolds American Inc., Senior Notes	7.250%	6/1/12	70,000	75,293
Total Tobacco				145,386
Total Consumer Staples				897,227

See Notes to Financial Statements.

4	Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Energy — 3.5%
Energy Equipment & Services — 0.1%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	$55,000	$54,037
Oil, Gas & Consumable Fuels — 3.4%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	160,000	134,884
BP Capital Markets PLC, Guaranteed Notes	5.250%	11/7/13	120,000	110,393
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	30,000	27,747
Chesapeake Energy Corp., Senior Notes	6.625%	1/15/16	100,000	102,125
Compagnie Generale de Geophysique SA, Senior Notes	7.500%	5/15/15	15,000	14,362
Compagnie Generale de Geophysique SA, Senior Notes	7.750%	5/15/17	55,000	52,387
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	145,000	178,453
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	40,000	41,900	(c)
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	225,000	236,739
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	80,000	94,230
Hess Corp., Notes	8.125%	2/15/19	30,000	37,457
Hess Corp., Notes	7.875%	10/1/29	20,000	24,677
Hess Corp., Notes	7.300%	8/15/31	100,000	118,321
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	20,000	21,816
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	10,000	8,750
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	5,000	4,375
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	65,000	67,181
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	50,000	53,329
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	32,000	32,386
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	40,000	40,800	(c)
SandRidge Energy Inc., Senior Notes	8.750%	1/15/20	5,000	4,775	(c)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	130,000	134,651
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	20,000	22,213
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	75,000	76,875
Williams Cos. Inc., Debentures	7.500%	1/15/31	96,000	102,391
Williams Cos. Inc., Notes	7.875%	9/1/21	41,000	47,080
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	30,000	32,316
XTO Energy Inc., Senior Notes	6.500%	12/15/18	40,000	48,623
XTO Energy Inc., Senior Notes	6.750%	8/1/37	10,000	12,928
Total Oil, Gas & Consumable Fuels				1,884,164
Total Energy				1,938,201
Financials — 17.2%
Capital Markets — 2.9%
Credit Suisse Guernsey Ltd., Junior Subordinated Notes	5.860%	5/15/17	90,000	79,875	(e)(f)
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	10,000	10,580
Goldman Sachs Group Inc., Notes	5.450%	11/1/12	20,000	21,081
Goldman Sachs Group Inc., Notes	4.750%	7/15/13	10,000	10,448
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	20,000	21,098
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	10,000	10,412
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	20,000	20,384
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	90,000	100,762
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	250,000	247,490
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	490,000	120,050	(a)(b)(c)

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report	5

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	$80,000	$208	(a)(e)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	630,000	1,103	(a)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	30,000	32,052
Morgan Stanley, Medium-Term Notes	0.754%	10/18/16	80,000	69,692	(e)
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	600,000	601,539
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	260,000	258,979
Total Capital Markets				1,605,753
Commercial Banks — 4.6%
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	110,000	114,561	(c)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	100,000	105,631
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	70,000	72,033	(c)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	30,000	31,199	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	150,000	142,500	(c)(e)(f)
Glitnir Banki HF, Notes	6.330%	7/28/11	190,000	50,350	(a)(b)(c)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	170,000	637	(a)(b)(c)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	120,000	110,549	(c)(e)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	340,000	39,950	(a)(b)(c)
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	120,000	115,732	(c)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	100,000	94,558	(c)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	100,000	101,973	(c)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	100,000	102,900	(c)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	75,000	92,885	(c)(e)(f)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	150,000	138,171	(c)(e)(f)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	100,000	101,540
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	30,000	29,132
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	100,000	93,914
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	60,000	56,093
Santander Issuances SA Unipersonal, Subordinated Notes	5.805%	6/20/16	160,000	154,967	(c)(e)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	170,000	109,406	(c)(e)(f)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	80,000	61,071	(e)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	510,000	540,578
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	100,000	89,191
Total Commercial Banks				2,549,521
Consumer Finance — 2.2%
American Express Co., Subordinated Debentures	6.800%	9/1/66	120,000	115,200	(e)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	80,000	86,150
Ford Motor Credit Co., LLC, Senior Notes	5.787%	6/15/11	183,000	185,516	(e)
GMAC Inc., Notes	1.750%	10/30/12	130,000	132,331
GMAC Inc., Senior Notes	6.750%	12/1/14	107,000	104,592
SLM Corp., Medium-Term Notes	5.000%	10/1/13	120,000	114,800
SLM Corp., Medium-Term Notes	5.375%	5/15/14	335,000	306,569
SLM Corp., Medium-Term Notes	5.050%	11/14/14	40,000	35,808
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	50,000	36,799
SLM Corp., Senior Notes	3.934%	4/1/14	60,000	51,428	(e)
SLM Corp., Senior Notes	8.000%	3/25/20	40,000	35,184
Total Consumer Finance				1,204,377

See Notes to Financial Statements.

6	Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — 5.9%
Bank of America Corp., Subordinated Notes	7.400%	1/15/11	$80,000	$82,382
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	520,000	518,795
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	40,000	43,087
Citigroup Inc., Notes	6.000%	12/13/13	150,000	157,489
Citigroup Inc., Senior Notes	6.010%	1/15/15	730,000	766,441
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	280,000	290,019	(c)
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	300,000	332,331
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	300,000	280,875	(e)
JPMorgan Chase & Co., Subordinated Notes	6.625%	3/15/12	120,000	129,170
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	240,000	256,353
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	130,000	139,250
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	140,000	153,383
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	100,000	104,000	(c)
Total Diversified Financial Services				3,253,575
Insurance — 1.4%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	140,000	95,900
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	30,000	26,963
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	100,000	103,091
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	270,000	238,950
MetLife Inc., Senior Notes	6.750%	6/1/16	70,000	79,292
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	80,000	93,500	(c)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/37	130,000	122,151	(e)
Total Insurance				759,847
Real Estate Management & Development — 0.2%
Realogy Corp., Senior Notes	10.500%	4/15/14	150,000	127,875
Total Financials				9,500,948
Health Care — 1.5%
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	40,000	42,708
Health Care Providers & Services — 0.8%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	40,000	41,350
DaVita Inc., Senior Notes	6.625%	3/15/13	51,000	51,319
HCA Inc., Senior Notes	6.300%	10/1/12	14,000	14,000
HCA Inc., Senior Notes	5.750%	3/15/14	151,000	141,185
HCA Inc., Senior Secured Notes	9.625%	11/15/16	9,000	9,653	(d)
Tenet Healthcare Corp., Senior Notes	7.375%	2/1/13	75,000	75,375
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	15,000	11,775
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	60,000	67,004
WellPoint Inc., Notes	5.875%	6/15/17	10,000	11,157
WellPoint Inc., Notes	7.000%	2/15/19	40,000	47,525
Total Health Care Providers & Services				470,343
Pharmaceuticals — 0.6%
Pfizer Inc., Senior Notes	6.200%	3/15/19	110,000	130,950
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	60,000	70,014	(c)
Wyeth, Notes	5.950%	4/1/37	110,000	125,043
Total Pharmaceuticals				326,007
Total Health Care				839,058

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report	7

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Industrials — 1.0%
Aerospace & Defense — 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	$50,000	$58,987
Boeing Co., Senior Notes	4.875%	2/15/20	20,000	22,064
Total Aerospace & Defense				81,051
Airlines — 0.7%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	337,079	332,865
United Airlines, Pass-Through Trust, Secured Notes	9.750%	1/15/17	40,000	42,700
Total Airlines				375,565
Road & Rail — 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	23,000	27,600
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	48,000	50,520
Total Road & Rail				78,120
Total Industrials				534,736
Information Technology — 0.0%
Semiconductors & Semiconductor Equipment — 0.0%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	10,000	11,219
Materials — 1.0%
Chemicals — 0.1%
FMC Finance III SA, Senior Notes	6.875%	7/15/17	80,000	81,200
Containers & Packaging — 0.1%
Ball Corp., Senior Notes	6.750%	9/15/20	50,000	50,750
Radnor Holdings Inc., Senior Notes	11.000%	3/15/11	25,000	0	(a)(b)(g)
Total Containers & Packaging				50,750
Metals & Mining — 0.8%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	80,000	88,114
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	30,000	34,247
Rio Tinto Finance USA Ltd., Senior Notes	5.875%	7/15/13	30,000	32,892
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	45,000	45,394
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	5,000	5,914
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	5,000	5,907
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	10,000	12,271
Vale Overseas Ltd., Notes	6.875%	11/21/36	90,000	94,051
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	100,000	105,500	(c)
Total Metals & Mining				424,290
Total Materials				556,240
Telecommunication Services — 4.1%
Diversified Telecommunication Services — 3.3%
AT&T Inc., Global Notes	5.500%	2/1/18	140,000	155,059
AT&T Inc., Global Notes	6.550%	2/15/39	70,000	78,675
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	260,000	284,825
Intelsat Corp., Senior Notes	9.250%	8/15/14	20,000	20,550
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	10,000	10,550
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	15,000	15,225	(c)
Koninklijke KPN NV, Senior Notes	8.000%	10/1/10	200,000	203,199
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	70,000	70,525
Telecom Italia Capital S.p.A., Senior Notes	5.250%	10/1/15	425,000	429,418

See Notes to Financial Statements.

8	Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	$100,000	$100,421
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	345,000	376,629
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	60,000	64,861
Windstream Corp., Senior Notes	8.625%	8/1/16	15,000	15,187
Total Diversified Telecommunication Services				1,825,124
Wireless Telecommunication Services — 0.8%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	40,000	43,925
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	40,000	41,000
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	30,000	35,520
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	325,000	342,469
Total Wireless Telecommunication Services				462,914
Total Telecommunication Services				2,288,038
Utilities — 2.5%
Electric Utilities — 1.1%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	14,000	15,323
Exelon Corp., Bonds	5.625%	6/15/35	195,000	189,546
FirstEnergy Corp., Notes	7.375%	11/15/31	255,000	269,608
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	100,000	111,938
Total Electric Utilities				586,415
Independent Power Producers & Energy Traders — 1.4%
AES Corp., Senior Notes	9.375%	9/15/10	93,000	93,930
AES Corp., Senior Notes	7.750%	3/1/14	16,000	16,360
AES Corp., Senior Notes	7.750%	10/15/15	50,000	50,875
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	45,000	46,238	(c)
Dynegy Holdings Inc., Senior Notes	7.750%	6/1/19	10,000	6,963
Edison Mission Energy, Senior Notes	7.625%	5/15/27	20,000	11,450
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	752,475	492,871	(d)
NRG Energy Inc., Senior Notes	7.250%	2/1/14	25,000	25,406
NRG Energy Inc., Senior Notes	7.375%	2/1/16	60,000	59,850
Total Independent Power Producers & Energy Traders				803,943
Total Utilities				1,390,358
Total Corporate Bonds & Notes (Cost — $20,497,996)				19,077,188
Asset-Backed Securities — 4.7%
Financials — 4.7%
Automobiles — 0.4%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	100,000	103,734	(c)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	100,000	108,326	(c)
Total Automobiles				212,060
Home Equity — 3.9%
Accredited Mortgage Loan Trust, 2005-3 A1	0.587%	9/25/35	81,264	74,007	(e)
ACE Securities Corp., 2006-SL2 A	0.517%	1/25/36	468,093	28,502	(e)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.147%	8/25/32	34,924	10,311	(e)
Bear Stearns Asset-Backed Securities Trust, 2004-BO1 1A2	0.697%	9/25/34	82,164	81,407	(e)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.597%	6/25/34	89,584	22,418	(e)
Countrywide Home Equity Loan Trust, 2006-RES 4Q1B	0.650%	12/15/33	402,233	85,595	(c)(e)

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report	9

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Home Equity — continued
Countrywide Home Equity Loan Trust, 2007-GW A	0.900%	11/15/28	$497,707	$383,265	(e)
First Horizon ABS Trust, 2006-HE1 A	0.507%	10/25/34	529,701	270,227	(e)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	1.097%	2/25/31	472,468	341,648	(c)(e)
Green Tree Financial Corp., 1997-6 A8	7.070%	1/15/29	51,427	54,228
GSAMP Trust, 2006-S2 A2	0.447%	1/25/36	188,793	12,070	(e)
Indymac Home Equity Loan Asset-Backed Trust, 2006-H1 A	0.517%	4/25/36	276,694	73,070	(e)
Lehman XS Trust, 2006-14N 1A1B	0.557%	9/25/46	598,391	259,402	(e)
SACO I Trust, 2006-4 A1	0.517%	3/25/36	285,845	58,021	(e)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	3,130	0	(b)(c)
Securitized Asset-Backed Receivables LLC, 2007-BR2 A2	0.577%	2/25/37	289,458	136,429	(e)
Washington Mutual Inc. Asset-Backed Certificates, 2007-HE3 2A5	0.597%	5/25/37	586,858	302,873	(e)
Total Home Equity				2,193,473
Manufactured Housing — 0.1%
Mid-State Trust, 6 A1	7.340%	7/1/35	36,185	36,880
Student Loan — 0.3%
Education Funding Capital Trust, 2003-3 A7	1.839%	12/15/42	100,000	93,625	(e)
Kentucky Higher Education Student Loan Corp., 2010-1 A2	1.450%	5/1/34	100,000	100,082	(e)
Total Student Loan				193,707
Total Asset-Backed Securities (Cost — $5,350,748)				2,636,120
Collateralized Mortgage Obligations — 14.8%
American Home Mortgage Investment Trust, 2005-1 6A	2.749%	6/25/45	456,002	371,518	(e)
Banc of America Mortgage Securities, 2005-H 2A1	4.784%	9/25/35	319,907	271,059	(e)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.216%	12/25/34	84,523	84,633	(e)
Commercial Mortgage Asset Trust, 1999-C1 C	7.350%	1/17/32	125,000	138,664	(e)
Commercial Mortgage Pass-Through Certificates, 2001-J2A A1	5.447%	7/16/34	218,802	222,844	(c)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.577%	7/20/35	390,413	218,290	(e)
Countrywide Alternative Loan Trust, 2005-72 A1	0.617%	1/25/36	430,636	261,398	(e)
Countrywide Alternative Loan Trust, 2006-36T2 2A5	6.000%	12/25/36	200,000	115,688
Countrywide Alternative Loan Trust, 2006-OA6 1A1A	0.557%	7/25/36	519,112	269,346	(e)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.647%	5/25/35	313,777	181,108	(e)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.609%	2/15/39	420,000	442,571	(e)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2005-AR1 2A1	4.248%	8/25/35	167,614	128,224	(e)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.558%	3/19/45	287,588	163,843	(e)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.333%	3/19/46	408,402	195,104	(e)
First Union National Bank Commercial Mortgage, 2000-C1 IO	1.055%	5/17/32	1,267,354	39,275	(b)(e)
GSR Mortgage Loan Trust, 2005-AR5 1A1	3.041%	10/25/35	244,216	179,304	(e)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.698%	1/19/35	342,247	181,794	(e)
Harborview Mortgage Loan Trust, 2004-8 2A4A	0.748%	11/19/34	296,959	180,363	(e)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	3.000%	3/25/35	186,984	134,988	(e)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	171,878	113,706
Merit Securities Corp., 11PA B2	1.847%	9/28/32	78,649	66,560	(c)(e)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	6.155%	7/12/17	760,000	775,325	(e)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	4.938%	3/25/36	555,344	336,248	(e)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.797%	1/25/37	191,628	106,445	(e)
Residential Accredit Loans Inc., 2006-QO7 3A2	0.552%	9/25/46	300,000	112,198	(e)

See Notes to Financial Statements.

10	Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Sequoia Mortgage Trust, 2003-2 A2	1.095%	6/20/33	$308,824	$247,708	(e)
Structured ARM Loan Trust, 2005-19XS 1A1	0.667%	10/25/35	363,136	221,891	(e)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.681%	8/25/35	39,352	25,261	(e)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.557%	5/25/36	330,987	179,259	(e)
Structured Asset Securities Corp., 2005-GEL2 A	0.627%	4/25/35	179,719	159,382	(e)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.361%	3/20/47	411,876	35,009	(b)(c)(e)(g)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.617%	12/25/45	492,867	371,369	(e)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.637%	12/25/45	266,937	178,634	(e)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-HY4 4A1	5.485%	9/25/36	263,700	217,941	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR7 A3	4.185%	8/25/35	700,000	585,891	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR7 2A	1.401%	7/25/46	629,185	389,511	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-OA6 1A1B	1.231%	7/25/47	739,813	196,466	(e)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	4.420%	4/25/36	118,603	109,269	(e)
Total Collateralized Mortgage Obligations (Cost — $11,713,355)				8,208,087
Collateralized Senior Loans — 0.4%
Information Technology — 0.4%
IT Services — 0.4%
First Data Corp., Term Loan B2 (Cost — $236,666)	3.097%	9/24/14	243,125	205,380	(c)(h)
Mortgage-Backed Securities — 24.5%
FHLMC — 5.2%
Federal Home Loan Mortgage Corp. (FHLMC)	5.799%	2/1/37	48,326	51,573	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.900%	4/1/37	306,551	328,325	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.751%	5/1/37	119,478	127,592	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.805%	5/1/37	141,317	150,624	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.575%	1/1/38	419,935	448,491	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	8/12/40	400,000	413,000	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35 - 4/1/38	671,575	722,040
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	8/12/40	600,000	642,000	(i)
Total FHLMC				2,883,645
FNMA — 9.1%
Federal National Mortgage Association (FNMA)	4.500%	8/17/25 - 8/12/40	1,800,000	1,872,907	(i)
Federal National Mortgage Association (FNMA)	8.000%	7/1/30 - 9/1/30	5,856	6,788
Federal National Mortgage Association (FNMA)	7.500%	8/1/30 - 2/1/31	23,736	27,079
Federal National Mortgage Association (FNMA)	5.000%	6/1/35 - 2/1/36	1,701,931	1,807,291
Federal National Mortgage Association (FNMA)	5.500%	11/1/36	267,144	287,238
Federal National Mortgage Association (FNMA)	6.500%	6/1/37	484,786	531,780
Federal National Mortgage Association (FNMA)	6.000%	7/1/38	64,769	70,339
Federal National Mortgage Association (FNMA)	4.000%	8/12/40	400,000	403,938	(i)
Total FNMA				5,007,360
GNMA — 10.2%
Government National Mortgage Association (GNMA)	4.000%	7/21/40	100,000	101,516	(i)
Government National Mortgage Association (GNMA)	4.500%	7/21/40	900,000	937,220	(i)

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report	11

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA)	5.000%	7/21/40 - 9/21/40	$1,900,000	$2,016,695	(i)
Government National Mortgage Association (GNMA)	5.500%	7/21/40	900,000	970,879	(i)
Government National Mortgage Association (GNMA)	6.000%	7/21/40	1,500,000	1,635,628	(i)
Total GNMA				5,661,938
Total Mortgage-Backed Securities (Cost — $13,146,333)				13,552,943
Municipal Bonds — 0.2%
California — 0.1%
California State, GO, Build America Bonds	7.300%	10/1/39	50,000	52,105
Georgia — 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	40,000	38,778
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	20,000	19,311
Total Georgia				58,089
Total Municipal Bonds (Cost — $110,409)				110,194
Sovereign Bonds — 3.4%
Italy — 0.6%
Region of Lombardy	5.804%	10/25/32	325,000	325,574
Japan — 0.5%
Japan Bank for International Coop., Senior Notes	2.875%	2/2/15	260,000	267,535
Mexico — 0.8%
United Mexican States, Medium-Term Notes	5.875%	1/15/14	145,000	164,938
United Mexican States, Medium-Term Notes	5.625%	1/15/17	270,000	297,675
Total Mexico				462,613
Russia — 0.4%
Russian Foreign Bond-Eurobond	11.000%	7/24/18	175,000	242,156	(c)
Supranational — 1.1%
Corporacion Andina de Fomento, Notes	6.875%	3/15/12	540,000	583,731
Total Sovereign Bonds (Cost — $1,750,257)				1,881,609
U.S. Government & Agency Obligations — 19.1%
U.S. Government Agencies — 2.4%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	400,000	437,820	(c)
Federal Home Loan Bank (FHLB), Bonds	1.500%	1/16/13	70,000	70,930
Federal National Mortgage Association (FNMA)	0.000%	10/9/19	120,000	74,354
Federal National Mortgage Association (FNMA)	6.250%	5/15/29	130,000	161,328
Federal National Mortgage Association (FNMA), Senior Notes	7.125%	1/15/30	130,000	177,470
Tennessee Valley Authority, Bonds	5.980%	4/1/36	270,000	324,234
Tennessee Valley Authority, Notes	5.250%	9/15/39	60,000	66,588
Total U.S. Government Agencies				1,312,724
U.S. Government Obligations — 16.7%
U.S. Treasury Bonds	3.500%	2/15/39	1,165,000	1,082,358
U.S. Treasury Bonds	4.250%	5/15/39	530,000	560,475
U.S. Treasury Bonds	4.500%	8/15/39	780,000	859,219
U.S. Treasury Bonds	4.375%	11/15/39	1,310,000	1,414,391
U.S. Treasury Bonds	4.625%	2/15/40	890,000	1,000,555
U.S. Treasury Notes	0.625%	6/30/12	320,000	320,076
U.S. Treasury Notes	2.500%	4/30/15	1,610,000	1,667,482

See Notes to Financial Statements.

12	Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	2.125%	5/31/15	$40,000	$40,694
U.S. Treasury Notes	2.750%	5/31/17	340,000	347,225
U.S. Treasury Notes	2.500%	6/30/17	680,000	683,081
U.S. Treasury Notes	3.375%	11/15/19	299,000	309,722
U.S. Treasury Notes	3.500%	5/15/20	20,000	20,934
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/25	1,250,000	713,263
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/27	500,000	252,914
Total U.S. Government Obligations				9,272,389
Total U.S. Government & Agency Obligations (Cost — $9,847,039)				10,585,113
U.S. Treasury Inflation Protected Securities — 0.4%
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	10,406	10,581
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	182,763	207,136	(j)
Total U.S. Treasury Inflation Protected Securities (Cost — $191,166)				217,717

			Shares
Common Stock — 0.0%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares(Cost — $2,400)			78	2,038	*(g)
Preferred Stocks — 0.2%
Financials — 0.2%
Diversified Financial Services — 0.2%
Citigroup Capital XII	8.500%		3,375	84,586	(e)
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		10,000	3,400	*(e)
Federal National Mortgage Association (FNMA)	7.000%		400	240	*(e)
Federal National Mortgage Association (FNMA)	8.250%		7,475	2,541	*(e)
Total Thrifts & Mortgage Finance				6,181
Total Preferred Stocks (Cost — $542,545)				90,767

		Expiration Date	Warrants
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/20/15	1,250	31,719	*
SemGroup Corp.		11/14/30	82	449	*
Total Warrants (Cost — $0)				32,168

			Contracts
Purchased Options — 0.0%
U.S. Treasury 10-Year Notes Futures, Call @ $119.50		8/27/10	3	10,312
U.S. Treasury 10-Year Notes Futures, Call @ $121.50		8/27/10	4	7,813
Total Purchased Options (Cost — $8,757)				18,125
Total Investments before Short-Term Investments (Cost — $63,397,671)				56,617,449

		Maturity Date	Face Amount
Short-Term Investments — 12.9%
U.S. Government Agency — 0.1%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $50,987)	0.180%	8/23/10	$51,000	50,986	(j)(k)

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report	13

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Repurchase Agreement — 7.4%
Morgan Stanley tri-party repurchase agreement dated 6/30/10; Proceeds at maturity — $4,105,002; (Fully collateralized by U.S. government agency obligations, 0.500% due 10/29/10; Market value — $4,194,049) (Cost — $4,105,000)	0.020%	7/1/10	$4,105,000	$4,105,000
U.S. Treasury Bills — 5.4%
U.S. Treasury Bills (Cost — $2,997,699)	0.232%	10/28/10	3,000,000	2,998,641	(k)
Total Short-Term Investments (Cost — $7,153,686)				7,154,627
Total Investments — 115.1% (Cost — $70,551,357#)				63,772,076
Liabilities in Excess of Other Assets — (15.1)%				(8,360,347)
Total Net Assets — 100.0%				$55,411,729

*	Non-income producing security.

(a)	The coupon payment on these securities is currently in default as of June 30, 2010.

(b)	Illiquid security.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Call	9/13/10	$99.25	10	$4,188
U.S. Treasury 10-Year Notes Futures, Call	8/27/10	121.00	5	11,406
U.S. Treasury 10-Year Notes Futures, Call	8/27/10	123.50	2	1,875
U.S. Treasury 10-Year Notes Futures, Put	8/27/10	115.00	5	312

		Strike Rate	Notional Par
Interest rate swaption with Barclays Capital Inc., Call	9/2/14	4.70%	$250,000	$13,875
Interest rate swaption with Barclays Capital Inc., Put	9/2/14	4.70	250,000	6,614
Interest rate swaption with Credit Suisse First Boston Inc., Call	8/27/14	4.70	830,000	46,100
Interest rate swaption with Credit Suisse First Boston Inc., Put	8/27/14	4.70	830,000	21,892
Total Written Options (Premiums received — $106,870)				$106,262

See Notes to Financial Statements.

14	Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2010

Assets:
Investments, at value (Cost — $70,551,357)	$63,772,076
Foreign currency, at value (Cost — $41,737)	43,067
Cash	714
Receivable for securities sold	8,382,422
Interest receivable	489,725
Receivable for Portfolio shares sold	284,929
Premiums paid for open swaps	177,751
Unrealized appreciation on swaps	137,278
Unrealized appreciation on forward currency contracts	93,213
Principal paydown receivable	36,381
Receivable for open swap contracts	358
Prepaid expenses	20
Total Assets	73,417,934

Liabilities:
Payable for securities purchased	17,310,570
Unrealized depreciation on swaps	210,600
Payable for Portfolio shares repurchased	144,817
Premiums received for open swaps	112,233
Written options, at value (premium received $106,870)	106,262
Unrealized depreciation on forward currency contracts	42,408
Investment management fee payable	29,448
Payable for open swap contracts	4,215
Payable to broker — variation margin on open futures contracts	3,789
Trustees’ fees payable	862
Accrued expenses	41,001
Total Liabilities	18,006,205
Total Net Assets	$55,411,729

Net Assets:
Par value (Note 6)	$59
Paid-in capital in excess of par value	62,750,264
Undistributed net investment income	888,230
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(1,422,825)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(6,803,999)
Total Net Assets	$55,411,729

Shares Outstanding:
Class I	5,858,006

Net Asset Value:
Class I	$9.46

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report	15

Statement of operations (unaudited)

For the Six Months Ended June 30, 2010

Investment Income:
Interest	$1,278,654
Dividends	7,758
Total Investment Income	1,286,412

Expenses:
Investment management fee (Note 2)	179,423
Shareholder reports	38,373
Audit and tax	16,698
Transfer agent fees	3,483
Legal fees	3,109
Custody fees	2,551
Insurance	1,051
Trustees’ fees	132
Miscellaneous expenses	574
Total Expenses	245,394
Less: Compensating balance arrangements (Note 1)	(203)
Net Expenses	245,191
Net Investment Income	1,041,221

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(268,027)
Futures contracts	326,612
Written options	50,965
Swap contracts	(177,464)
Foreign currency transactions	72,349
Net Realized Gain	4,435
Change in Net Unrealized Appreciation/Depreciation From:
Investments	3,153,124
Futures contracts	90,021
Written options	(13,712)
Swap contracts	(38,638)
Foreign currencies	49,202
Change in Net Unrealized Appreciation/Depreciation	3,239,997
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	3,244,432
Increase in Net Assets from Operations	$4,285,653

See Notes to Financial Statements.

16	Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2010 (unaudited) and the Year Ended December 31, 2009	2010	2009

Operations:
Net investment income	$1,041,221	$2,306,630
Net realized gain (loss)	4,435	(586,518)
Change in net unrealized appreciation/depreciation	3,239,997	8,621,031
Increase in Net Assets From Operations	4,285,653	10,341,143

Distributions to Shareholders From (Notes 1 and 5):
Net investment income	(250,004)	(2,300,003)
Net realized gains	—	(503,843)
Decrease in Net Assets from Distributions to Shareholders	(250,004)	(2,803,846)

Portfolio Share Transactions (Note 6):
Net proceeds from sale of shares	2,837,334	7,087,781
Reinvestment of distributions	250,004	2,803,846
Cost of shares repurchased	(5,878,702)	(13,156,218)
Decrease in Net Assets From Portfolio Share Transactions	(2,791,364)	(3,264,591)
Increase in Net Assets	1,244,285	4,272,706

Net Assets:
Beginning of period	54,167,444	49,894,738
End of period*	$55,411,729	$54,167,444
* Includes undistributed net investment income of:	$888,230	$97,013

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report	17

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2010[2]	2009	2008	2007	2006[3]	2005[3]

Net asset value, beginning of period	$8.80	$7.59	$9.93	$10.24	$10.31	$10.88

Income (loss) from operations:
Net investment income	0.17	0.37	0.47	0.53	0.54	0.50
Net realized and unrealized gain (loss)	0.53	1.31	(2.20)	(0.33)	(0.02)	(0.23)
Total income (loss) from operations	0.70	1.68	(1.73)	0.20	0.52	0.27

Less distributions from:
Net investment income	(0.04)	(0.39)	(0.61)	(0.51)	(0.58)	(0.53)
Net realized gains	—	(0.08)	—	—	(0.01)	(0.31)
Total distributions	(0.04)	(0.47)	(0.61)	(0.51)	(0.59)	(0.84)

Net asset value, end of period	$9.46	$8.80	$7.59	$9.93	$10.24	$10.31
Total return[4]	7.99%	22.29%	(17.35)%	1.99%	5.03%	2.47%

Net assets, end of period (000s)	$55,412	$54,167	$49,894	$85,823	$97,968	$103,132

Ratios to average net assets:
Gross expenses	0.89%[5]	0.96%	0.91%	0.83%	0.83%[6]	0.96%
Net expenses[7,8]	0.89 [5]	0.96	0.91 [9]	0.83	0.83 [6,9]	0.96
Net investment income	3.77 [5]	4.48	5.15	5.12	5.13	4.58

Portfolio turnover rate[10]	67%	76%	24%	79%	209%	104%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2010 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 30, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios both would have been 0.81%.

[7]

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.00% through December 31, 2011.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover would have been 211%, 316%, 377%, 579%, 619%, and 533% for the six months ended June 30, 2010 and the years ended December 31, 2009, 2008, 2007, 2006, and 2005, respectively.

See Notes to Financial Statements.

18	Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Variable Strategic Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities at fair value as determined in accordance with procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report	19

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$19,077,188	—	$19,077,188
Asset-backed securities	—	2,636,120	—	2,636,120
Collateralized mortgage obligations	—	8,173,078	$35,009	8,208,087
Collateralized senior loan	—	205,380	—	205,380
Mortgage-backed securities	—	13,552,943	—	13,552,943
Municipal bonds	—	110,194	—	110,194
Sovereign bonds	—	1,881,609	—	1,881,609
U.S. government & agency obligations	—	10,585,113	—	10,585,113
U.S. treasury inflation protected securities	—	217,717	—	217,717
Common stock	—	—	2,038	2,038
Preferred stocks	$6,181	84,586	—	90,767
Warrants	—	32,168	—	32,168
Purchased options	18,125	—	—	18,125
Total long-term investments	$24,306	$56,556,096	$37,047	$56,617,449
Short-term investments†	—	7,154,627	—	7,154,627
Total investments	$24,306	$63,710,723	$37,047	$63,772,076
Other financial instruments:
Futures contracts	$(4,137)	—	—	$(4,137)
Forward foreign currency contracts	—	$50,805	—	50,805
Written options	(17,781)	(88,481)	—	(106,262)
Interest rate swaps‡	—	(154,064)	—	(154,064)
Credit default swaps on credit indices — sell protection‡	—	(52,940)	—	(52,940)
Credit default swaps on credit indices — buy protection‡	—	196,965	—	196,965
Total return swaps‡	—	2,235	—	2,235
Total other financial instruments	$(21,918)	$(45,480)	—	$(67,398)
Total	$2,388	$63,665,243	$37,047	$63,704,678

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Collateralized Mortgage Obligations		Common Stocks	Warrants	Total
Balance as of December 31, 2009	$216,616		$1,863	—	$218,479
Accrued premiums/discounts	(16)		—	—	(16)
Realized gain/(loss)[1]	0	*	—	—	0	*
Change in unrealized appreciation (depreciation)[2]	13,586		175	$449	14,210
Net purchases (sales)	(12,245)		—	—	(12,245)
Transfers into Level 3	35,009		—	—	35,009
Transfers out of Level 3	(217,941)		—	(449)	(218,390)
Balance as of June 30, 2010	$35,009		$2,038	—	$37,047
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2010[2]	$0		$175	—	$175

*	Value less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

20	Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation. The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Forward foreign currency contracts. The Portfolio may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Futures contracts. The Portfolio may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report	21

(f) Stripped securities. The Portfolio may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.

(g) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

22	Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(l) Swap agreements. The Portfolio may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Portfolio are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

As disclosed in the Fair Values of Derivatives — Statement of Assets and Liabilities table that follows each Portfolio’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of June 30, 2010 was $55,155. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for all swaps was $0. If a defined credit event had occurred as of June 30, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Portfolio would have been required to pay up to $536,116 less the value of the contracts’ related reference obligations

Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report	23

Credit default swaps

The Portfolio may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Portfolio records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

24	Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Total return swaps

The Portfolio may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent it is less, the Portfolio will make a payment to the counterparty. Periodic payments received or made by the Portfolio are recorded in the Statement of Operations as realized gains or losses, respectively.

(m) Swaptions. The Portfolio may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

(n) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report	25

(q) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(r) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2010, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. Western Asset Limited provides certain subadvisory services to the Portfolio relating to currency transactions and investment in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of an expense limitation agreement between the Portfolio and LMPFA, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to the average net assets of Class I shares will not exceed 1.00%. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

26	Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

3. Investments

During the six months ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$4,112,577	$114,596,374
Sales	6,297,422	114,355,414

At June 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,389,450
Gross unrealized depreciation	(9,168,731)
Net unrealized depreciation	$(6,779,281)

At June 30, 2010, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain/(Loss)
Contracts to Buy:
90-Day Eurodollar	12	9/10	$2,975,814	$2,980,350	$4,536
U.S. Treasury 10-Year Notes	34	9/10	4,078,689	4,166,594	87,905
					92,441
Contracts to Sell:
U.S. Treasury 30-Year Bonds	15	9/10	1,829,530	1,912,500	(82,970)
U.S. Treasury 5-Year Notes	14	9/10	1,643,314	1,656,922	(13,608)
					(96,578)
Net unrealized loss on open futures contracts					$(4,137)

During the six months ended June 30, 2010, written option transactions for the Portfolio were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	3,760,060	$154,181
Options written	74	31,453
Options closed	(800,076)	(51,834)
Options exercised	(9)	(2,433)
Options expired	(800,027)	(24,497)
Written options, outstanding June 30, 2010	2,160,022	$106,870

At June 30, 2010, the Portfolio held TBA securities with a total cost of $8,848,031.

At June 30, 2010, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain/(Loss)
Contracts to Buy:
Euro	Goldman Sachs	450,000	$550,409	8/17/10	$(4,171)
Euro	Deutsche Bank AG	225,000	275,205	8/17/10	(10,256)
					(14,427)
Contracts to Sell:
Euro	Goldman Sachs	410,000	501,484	8/17/10	31,024
Euro	Goldman Sachs	440,000	538,178	8/17/10	22,743
Euro	Deutsche Bank AG	675,000	825,614	8/17/10	39,446
Japanese Yen	Societe General	23,950,000	271,080	8/17/10	(8,290)
Japanese Yen	Goldman Sachs	26,384,960	298,641	8/17/10	(19,691)
					65,232
Net unrealized gain on open forward foreign currency contracts					$50,805

Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report	27

At June 30, 2010, the Portfolio had the following open swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Portfolio‡	Periodic Payments Received By The Portfolio‡	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclay’s Capital Inc.	$400,000	3/17/20	3.600%	3-Month LIBOR	$311	$(21,680)
Barclay’s Capital Inc.	530,000	2/15/25	0.000%	3-Month LIBOR	—	(43,295)	*
Barclay’s Capital Inc.	180,000	2/15/25	0.000%	3-Month LIBOR	—	(14,786)	*
Barclay’s Capital Inc.	140,000	2/15/25	0.000%	3-Month LIBOR	—	(10,788)	*
Morgan Stanley & Co. Inc.	340,000	2/15/25	0.000%	3-Month LIBOR	—	(27,052)	*
Morgan Stanley & Co. Inc.	480,000	11/15/27	0.000%	3-Month LIBOR	—	(36,774)	*
Total	$2,070,000				$311	$(154,375)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Portfolio‡	Market Value[3]	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston Inc. (CMBX)	$130,000	12/13/49	0.080% monthly	$(15,925)	$(17,677)	$1,752
Morgan Stanley & Co. Inc. (CMBX)	68,000	10/12/52	0.100% monthly	(4,930)	(4,839)	(91)
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	29,058	6/25/36	4.420% monthly	1,107	794	313
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	29,058	6/25/36	4.420% monthly	1,108	650	458
Credit Suisse First Boston Inc. (CMBX)	280,000	12/13/49	0.350% monthly	(34,300)	(89,717)	55,417
Total	$536,116			$(52,940)	$(110,789)	$57,849

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Portfolio‡	Market Value[3]	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston Inc. (CMBX)	$280,000	12/13/49	0.080% monthly	$34,300	$90,434	$(56,134)
Credit Suisse First Boston Inc. (CMBX)	300,000	3/22/47	0.960% monthly	138,000	62,410	75,590
Goldman Sachs Group Inc. (CMBX)	70,000	2/17/51	0.500% monthly	18,725	17,632	1,093
Morgan Stanley & Co. Inc. (CMBX)	66,000	3/15/49	0.070% monthly	5,940	5,520	420
Total	$716,000			$196,965	$175,996	$20,969

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Portfolio‡	Periodic Payments Received By The Portfolio‡	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclay’s Capital Inc.	$110,000	10/1/10	TRX-CMBS	TRX-CMBS Reset	—	$2,235	*

[1]

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees. (See Note 1)

28	Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below are tables, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2010.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	$18,125	—	—	$18,125
Futures contracts[3]	92,441	—	—	92,441
Swap contracts[4]	2,235	—	$199,180	201,415
Forward foreign currency contracts	—	$93,213	—	93,213
Total	$112,801	$93,213	$199,180	$405,194

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Written options	$106,262	—	—	$106,262
Futures contracts[3]	96,578	—	—	96,578
Swap contracts[4]	154,064	—	$55,155	209,219
Forward foreign currency contracts	—	$42,408	—	42,408
Total	$356,904	$42,408	$55,155	$454,467

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

[2]	Market value of purchased options is reported in investments of value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the six months ended June 30, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(16,823)	—	—	$(16,823)
Written options	50,965	—	—	50,965
Futures contracts	326,612	—	—	326,612
Swap contracts	(94,218)	—	$(83,246)	(177,464)
Forward foreign currency contracts	—	$79,618	—	79,618
Total	$266,536	$79,618	$(83,246)	$262,908

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$12,350	—	—	$12,350
Written options	(13,712)	—	—	(13,712)
Futures contracts	90,021	—	—	90,021
Swap contracts	(142,060)	—	$103,422	(38,638)
Forward foreign currency contracts	—	$50,805	—	50,805
Total	$(53,401)	$50,805	$103,422	$100,826

Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report	29

During the six months ended June 30, 2010, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$7,299
Written options	106,489
Forward foreign currency contracts (to buy)	236,377
Forward foreign currency contracts (to sell)	1,031,154
Futures contracts (to buy)	10,603,596
Futures contracts (to sell)	2,455,811

Average Notional Balance
Interest rate swap contracts	$4,330,000
Credit default swap contracts (to buy protection)	1,240,857
Credit default swap contracts (to sell protection)	2,099,067
Total return swap contracts	47,143

The Portfolio has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Portfolio. Credit related contingent features are established between the Portfolio and its derivatives counterparties to reduce the risk that the Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Portfolio’s net assets and/or a percentage decrease in the Portfolio’s Net Asset Value or NAV. The contingent features are established within the Portfolio’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of June 30, 2010, the total value of swap positions with credit related contingent features in a net liability position was $55,155. If a contingent feature would have been triggered as of June 30, 2010, the Portfolio would have been required to pay this amount in cash to its counterparties. The Portfolio did not hold or post collateral for its swap transactions.

5. Distributions to shareholders by class

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
Net Investment Income:
Class I	$250,004	$2,300,001
Class II†	—	2
Total	$250,004	$2,300,003

Net Realized Gains:
Class I	—	$501,721
Class II†	—	2,122
Total	—	$503,843

†	Class II was fully redeemed on April 5, 2010.

6. Shares of beneficial interest

At June 30, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

30	Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Class I
Shares sold	309,791	$2,837,334	660,300	$5,520,440
Shares issued on reinvestment	26,738	250,004	324,831	2,801,721
Shares repurchased	(636,967)	(5,878,633)	(1,400,424)	(11,505,524)
Net decrease	(300,438)	$(2,791,295)	(415,293)	$(3,183,363)

Class II†
Shares sold	—	—	183,433	$1,567,341
Shares issued on reinvestment	—	—	266	2,125
Shares repurchased	(7)	$(69)	(183,745)	(1,650,694)
Net decrease	(7)	$(69)	(46)	$(81,228)

†	Class II was fully redeemed on April 5, 2010.

7. Capital loss carryforward

As of December 31, 2009, the Portfolio had a net capital loss carryforward of approximately $1,138,446 all of which expires in 2017. This amount will be available to offset any future taxable capital gains.

8. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2010 Semi-Annual Report	31

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

9. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. After full briefing, oral argument took place on May 4, 2010. The parties are awaiting a decision.

Legg Mason Western Asset

Variable Strategic Bond Portfolio

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Variable Strategic Bond Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Variable Strategic Bond Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Variable Strategic Bond Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless proceeded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eighth-largest money manager in the world, according to Pensions & Investments, May 31, 2010, based on 12/31/09 worldwide institutional assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010091 8/10 SR10-1158

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Variable Income Trust

Date: August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Variable Income Trust

Date: August 26, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Variable Income Trust

Date: August 26, 2010